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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2015

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2015, the Board of Directors (the “Board”) of Advance Auto Parts, Inc. (the “Company”) appointed Eugene I. Lee, Jr., to become an independent director of the Company, effective November 20, 2015, following the recommendation of Starboard Value LP (“Starboard”) pursuant to the terms of the Company’s previously disclosed Agreement, dated as of November 11, 2015, with Starboard and certain of its affiliates and upon the recommendation of the Board’s Nominating and Corporate Governance Committee. Mr. Lee will serve as a director until the next annual meeting of stockholders or until his successor is elected and qualified. He has not been named to serve on any of the Board’s committees at this time. Mr. Lee’s compensation for his services as a non-employee director will be consistent with the Company’s compensation practices for non-employee directors described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 6, 2015, under the caption “Director Compensation.”

Mr. Lee, age 54, has been the President and Chief Executive Officer and a member of the board of directors of Darden Restaurants, Inc. (“Darden”), the owner and operator of Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, The Capital Grille, Eddie V’s and Yard House restaurants in North America, since February 2015. Prior to that, Mr. Lee served as Darden’s President and Interim Chief Executive Officer from October 2014 to February 2015, and President and Chief Operating Officer from September 2013 to October 2014. He served as President of Darden’s Specialty Restaurant Group from October 2007 to September 2013 following Darden’s acquisition of RARE Hospitality International, Inc., where he had served as President and a member of the board of directors since 2001.

A press release announcing the appointment of Mr. Lee was issued by the Company on November 20, 2015 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated November 20, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: November 24, 2015	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated November 20, 2015.